UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA		01746
(Address of principal executive offices)		(Zip Code)

(508) 893-8999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 13, 2012, Harvard Bioscience, Inc. (the “Company”) , in connection with mailing the Notice of Internet Availability of Proxy Materials to shareholders for the 2012 Annual Meeting of Stockholders, made its Proxy Statement and 2011 Annual Report (the “Annual Report”) available online at www.proxyvote.com. The 2011 Annual Report is also available on the Company’s website at www.harvardbioscience.com. Excerpts from the Annual Report are furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.

The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Excerpts from Annual Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: April 16, 2012	By:	/S/ THOMAS MCNAUGHTON
Thomas McNaughton Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Excerpts from Annual Report